UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 31, 1998

                           Commission File No. 0-20293

                          UNION BANKSHARES CORPORATION
             (Exact name of registrant as specified in its charter)

        Virginia                                       54-1598552
(State of Incorporation)                    (I.R.S. Employer Identification No.)


                              211 North Main Street
                                  P.O. Box 446
                          Bowling Green, Virginia 22427
                    (Address of principal executive offices)

                                 (804) 633-5031
                         (Registrant's telephone number)

ITEM 5. Other Events


On July 1, 1998, Union Bankshares Corporation ("Union") completed its acquisition of Rappahannock Bankshares, Inc. ("RBI"), in a stock-for-stock exchange of shares accounted for as a pooling-of-interests. The Securities and Exchange Commission, in its Accounting Series Release No. 135, prohibits affiliates of all parties to a transaction accounted for as a pooling-of-interests from selling any shares received in the transaction until at least 30 days of post merger combined results have been published.

Accordingly, attached hereto is the consolidated balance sheet for Union, including RBI as of July 31, 1998 and the related consolidated statements of income for the one and seven month periods then ended.



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

                         UNION BANKSHARES CORPORATION AND SUBSIDIARIES
                            Consolidated Balance Sheets (Unaudited)
                                    (Dollars in thousands)
                                                                                   July 31
 ASSETS                                                                              1998
                                                                                 ------------
 Cash and cash equivalents:
      Cash and due from banks                                                    $    20,425
      Interest-bearing deposits in other banks                                         1,461
      Federal funds sold                                                               3,688
                                                                                 ------------
             Total cash and cash equivalents                                          25,574
                                                                                 ------------

 Securities available for sale, at fair value                                        147,487
 Investment securities                                                                22,055
                                                                                 ------------
             Total securities                                                        169,542
                                                                                 ------------

 Loans, net of unearned income                                                       459,309
      Less allowance for loan  losses                                                  5,320
                                                                                 ------------
             Net loans                                                               453,989
                                                                                 ------------

 Bank premises and equpiment, net                                                     20,866
 Other real estate owned                                                               1,390
 Other assets                                                                         19,244
                                                                                 ------------
             Total assets                                                        $   690,605
                                                                                 ============

 LIABILITIES AND STOCKHOLDERS' EQUITY

 Non-interest-bearing demand deposits                                          $      76,489
 Interest-bearing deposits:
      Savings accounts                                                                59,806
      NOW accounts                                                                    75,363
      Money market accounts                                                           61,462
      Time deposits of $100,000 and over                                              72,142
      Other time deposits                                                            228,943
                                                                                 ------------
             Total interest-bearing deposits                                         497,716
                                                                                 ------------
             Total deposits                                                          574,205
                                                                                 ------------

 Short-term borrowings                                                                37,210
 Long-term borrowings                                                                  2,435
 Other liabilities                                                                     5,205
                                                                                 ------------
             Total liabilities                                                       619,055
                                                                                 ------------

 Stockholders' equity:
      Common stock                                                                    14,365
      Surplus                                                                            337
      Retained earnings                                                               55,118
      Accumulated other comprehensive income
         Net unrealized gains on securities available for sale, net of taxes           1,730
                                                                                 ------------
             Total stockholders' equity                                               71,550
                                                                                 ------------
             Total liabilities and stockholders' equity                        $     690,605
                                                                                 ============
 See accompanying notes to consolidated financial statements.

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
                               UNION BANKSHARES CORPORATION AND SUBSIDIARIES
                               Consolidated Statements of Income Unaudited)

                                          (Dollars in thousands)




                                                              One month      Seven months
                                                                ended           ended
                                                             July 31, 1998  July 31, 1998
                                                             -------------  -------------


 Interest and fees on loans                                  $    3,411     $   23,134
 Interest on securities:
     Taxable securities                                             507          3,472
     Tax-exempt securities                                          331          2,247
 Interest on Federal funds sold                                      31            330
 Interest on interest-bearing deposits in other banks                 4             47
                                                             ----------     ----------
           Total interest income                                  4,284         29,230
                                                             ----------     ----------


 Interest on deposits                                             1,876         12,374
 Interest on other borrowings                                       204          1,596
                                                             ----------     ----------

           Total interest expense                                 2,080         13,970
                                                             ----------     ----------
           Net interest income                                    2,204         15,260

                                                                    160          1,075
                                                             ----------     ----------
           Net interest income after provision
               for loan losses                                    2,044         14,185
                                                             ----------     ----------

 Service charges on deposit accounts                                271          1,610
 Other service charges and fees                                     132          1,097
 Gains (losses) on securities transactions, net                       -            (25)
 Gains on sales of other real estate owned                            -
     and bank premises, net                                          23             39
 Other operating income                                              39            178
                                                             ----------     ----------

           Total other income                                       465          2,899
                                                             ----------     ----------


 Salaries and benefits                                              909          6,092
 Occupancy expenses                                                 102            716
 Furniture and equipment expenses                                   129            982
 Other operating expenses                                           550          3,584
                                                             ----------     ----------

           Total other expenses                                   1,690         11,374
                                                             ----------     ----------
                                                                    819          5,710
                                                                    191          1,128
                                                             ----------     ----------

           Net income                                        $      628     $    4,582
                                                             ==========     ==========

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
                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Union Bankshares Corporation
                                           (Registrant)


August 25, 1998                  s/  G. William Beale
---------------                  -------------------------------
     (Date)                      G. William Beale,
                                 President, Chief Executive Officer
                                      and Director


August 25, 1998                  s/  D. Anthony Peay
---------------                  --------------------------------
     (Date)                      D. Anthony Peay,
                                 Vice President and Chief Financial Officer

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